UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 14, 2022

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as specified in its Charter)

___________________________________________________________

New York	1-10113	11-0853640
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ACUR	OTCQB Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On February 14, 2022, Acura Pharmaceuticals, Inc. issued a press release providing an update on the development of LTX-03 (hydrocodone with acetaminophen) Tablets using Acura’s LIMITx™ Technology. A copy of that press release is attached as Exhibit 99.1 to this report.

Forward-Looking Statements

Statements in the attached exhibit that are not strictly historical may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to:

•	our ability to fund or obtain funding for our continuing operations, including the development of our products utilizing our LIMITx and IMPEDE technologies;
•	whether we will receive FDA acceptance for an NDA for LTX-03 by the target date;
•	whether our licensees will terminate the license prior to commercialization;
•	the results of our clinical and other studies relating to LTX-03 or any successor product candidate, the date by which such studies will start and/or complete and the results will be available and whether any product candidate will ultimately receive FDA approval;
•	whether our clinical program, as designed, will be sufficient for a successful NDA review;
•	the ability of LTX-03 single tablets to achieve bioequivalence or to demonstrate efficacy in a clinical study;
•	whether our licensing partners will develop any additional products and utilize Acura for such development;
•	whether LIMITx will retard the release of opioid active ingredients as dose levels increase;
•	whether the extent to which products formulated with the LIMITx technology mitigate respiratory depression risk will be determined sufficient by the FDA;
•	our and our licensee’s ability to successfully launch and commercialize our products and technologies;
•	our and our licensee’s ability to obtain necessary regulatory approvals and commercialize products utilizing our technologies;
•	the market acceptance of, timing of commercial launch and competitive environment for any of our products;
•	our ability to develop and enter into additional license agreements for our product candidates using our technologies;
•	the ability to avoid infringement of patents, trademarks and other proprietary rights of third parties;
•	the ability of our patents to protect our products from generic competition and our ability to protect and enforce our patent rights in any paragraph IV patent infringement litigation;
•	the adequacy of the development program for our product candidates, including whether additional clinical studies will be required to support an NDA and FDA approval of our product candidates;
•	changes in regulatory requirements;
•	adverse safety findings relating to our commercialized products or product candidates in development;
•	whether or when we are able to obtain FDA approval of labeling for our product candidates for the proposed indications and whether we will be able to promote the features of our technologies; and
•	whether our product candidates will ultimately perform as intended in commercial settings.

In some cases, you can identify forward- looking statements by terms such as "may," “will”, "should," "could," "would," "expects," "plans," "anticipates," "believes," "estimates," “indicates”, "projects," “predicts," "potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We discuss many of these risks in greater detail in our filings with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release of the Registrant dated February 14, 2022
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2022	ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

3